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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 9, 2003


             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

               001-06249                        34-6513657
       (Commission File Number)      (I.R.S. Employer Identification No.)

                                 125 Park Avenue
                               New York, NY 10017
          (Address of principal executive offices, including ZIP code)

                                 (212) 949-1373
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

The Registrant announced that the Supreme Court of Arkansas had reversed a June 2002 trial court ruling that the zoning of a proposed mall site in Little Rock, Arkansas had reverted from commercial to residential zoning in 1991. If developed according to plan, the new mall would be in competition with Park Plaza Mall, also located in Little Rock, Arkansas and owned by Registrant. The full text of the release is attached hereto as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

        99.1 Press Release, dated December 9, 2003, issued by First Union Real Estate Equity and Mortgage Investments.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 10, 2003


                                     FIRST UNION REAL ESTATE EQUITY AND
                                     MORTGAGE INVESTMENTS



                                     By:  /s/  Neil H. Koenig
                                          -------------------------------
                                          Name:  Neil H. Koenig
                                          Title: Interim Chief Financial Officer


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                                  EXHIBIT LIST

 Exhibit
   No.                                 Description
---------                              -----------

  99.1 Press Release, dated December 9, 2003, issued by First Union Real Estate Equity and Mortgage Investments.